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                                                                    Exhibit 99.2
                         NOTICE OF GUARANTEED DELIVERY

                 Cybernet Internet Services International, Inc.

                             Offer to Exchange its
                          14.0% Senior Notes due 2009
    which have been registered under the Securities Act of 1933, as amended, for any and all of its outstanding
                          14.0% Senior Notes due 2009
                   that were issued and sold in a transaction
                       exempt from registration under the
                             Securities Act of 1933

                Pursuant to the Prospectus dated October 7, 1999

  This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's 14.0% Senior Notes due 2009 (the "Outstanding Debt") are not immediately available, (ii) Outstanding Debt, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to the expiration date of the Exchange Offer (the "Expiration Date"), or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer Procedures for Tendering" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Outstanding Debt pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Outstanding Debt (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:
                              The Bank of New York

    By Registered or Certified Mail:            Facsimile Transmissions:
          The Bank of New York                (Eligible Institutions Only)
           101 Barclay Street                        (212) 815-6339
              Floor 7 East
        New York, New York 10286
        Attention: Enrique Lopez
         Reorganization Section

     By Hand or Overnight Delivery:              To Confirm by Telephone
          The Bank of New York                  or for Information Call:
    101 Barclay Street, Ground Level                 (212) 815-2742
    Corporate Trust Services Window
        New York, New York 10286
        Attention: Enrique Lopez
         Reorganization Section

                               ----------------

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

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Ladies and Gentlemen:

  The undersigned hereby tenders to Cybernet Internet Services International, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated October 7, 1999 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding Debt set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering."

Aggregate Principal Amount           Name(s) of Registered Holder(s):__________

Amount Tendered: $____________*      __________________________________________
Certificate No(s) (if available): ______________________________________________

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$ ______________________________________________________________________________
    (Total Principal Amount Represented by Outstanding Debt Certificate(s))

If Outstanding Debt Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number: ____________________________________________________________

Date: __________________________________________________________________________

* Must be in integral multiples of $1,000.

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  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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                                PLEASE SIGN HERE

X _________________________________       _____________________________________


X _________________________________       _____________________________________
 Signature(s) of Owner(s) or Authorized Signatory         Date


Telephone Number (with U.S. area code or international prefix):


  Must be signed by the holder(s) of the Outstanding Debt as their name(s) appear(s) on certificates for Outstanding Debt or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Company, provide proper evidence satisfactory to the Company of such person's authority to so act.

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                      Please print name(s) and address(es)

Name(s):  _____________________________________________________________________

          _____________________________________________________________________

Capacity: _____________________________________________________________________

Address(es): __________________________________________________________________

          _____________________________________________________________________

          _____________________________________________________________________

          _____________________________________________________________________

                             GUARANTEE OF DELIVERY

                    (Not to be used for signature guarantee)

  The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Outstanding Debt tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Outstanding Debt to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within five business days after the Expiration Date.

  The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof) and the Outstanding Debt tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

_____________________________________     _____________________________________
         Name of Firm                             Authorized Signature


_____________________________________     _____________________________________
            Address                                       Title


_____________________________________     _____________________________________
           Zip Code                                       Date

Telephone Number (with U.S. area code or international prefix): _______________
                             (Please Type or Print)

NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING DEBT WITH THIS FORM. CERTIFICATES FOR OUTSTANDING DEBT SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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